Filed pursuant to Rule 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

(formerly ASTON FUNDS)

AMG Managers Fairpointe Focused Equity Fund

(formerly ASTON/Fairpointe Focused Equity Fund)

Supplement dated April 4, 2017 to the

Prospectus and Statement of Additional Information, each dated February 27, 2017

The following information supplements and supersedes any information to the contrary relating to AMG Managers Fairpointe Focused Equity Fund, a series of AMG Funds IV (the “Fund”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”), dated as noted above.

Effective immediately, Robert S. Burnstine no longer serves as a portfolio manager of the Fund. Thyra E. Zerhusen is the portfolio manager primarily responsible for the day-to-day management of the Fund. Accordingly, all references in the Prospectus and SAI to Mr. Burnstine are hereby deleted and all references to the portfolio manager of the Fund shall refer to Ms. Zerhusen.

In addition, the table pertaining to Mr. Burnstine under the heading “Management of the Funds – Portfolio Managers of the Funds – AMG Managers Fairpointe Focused Equity Fund and AMG Managers Fairpointe Mid Cap Fund – Fairpointe Capital LLC (“Fairpointe”) – Other Accounts Managed by the Portfolio Managers,” on p. 121 of the SAI is hereby deleted.

Finally, the information regarding Mr. Burnstine under the heading “Management of the Funds – Portfolio Managers of the Funds – AMG Managers Fairpointe Focused Equity Fund and AMG Managers Fairpointe Mid Cap Fund – Fairpointe Capital LLC (“Fairpointe”) – Portfolio Managers’ Ownership of Fund Shares” on p. 123 is hereby deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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